POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the President and a duly elected Trustee of The FBR Family of Funds (the "Fund"), constitutes and appoints Allan S. Mostoff, Paul F. Roye, William J. Kotapish and Robert S. Smith, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  June 18, 1997                                    /s/      C. Eric Brugel

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being the Treasurer and a duly elected Trustee of The FBR Family of Funds (the "Fund"), constitutes and appoints Allan S. Mostoff, Paul F. Roye, William J. Kotapish and Robert S. Smith, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  June 18, 1997                                  /s/      Eric F. Billings

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The FBR Family of Funds (the "Fund"), constitutes and appoints Allan S. Mostoff, Paul F. Roye, William J. Kotapish and Robert S. Smith, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  June 18, 1997                                  /s/      Thomas D. Eckert

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The FBR Family of Funds (the "Fund"), constitutes and appoints Allan S. Mostoff, Paul F. Roye, William J. Kotapish and Robert S. Smith, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  June 18, 1997                                 /s/      Patrick J. Keeley

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The FBR Family of Funds (the "Fund"), constitutes and appoints Allan S. Mostoff, Paul F. Roye, William J. Kotapish and Robert S. Smith, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  June 18, 1997                                   /s/      F. David Fowler

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of The FBR Family of Funds (the "Fund"), constitutes and appoints Allan S. Mostoff, Paul F. Roye, William J. Kotapish and Robert S. Smith, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Fund's registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  June 18, 1997                                /s/      Michael A. Willner